SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 22, 2004

TRUMP HOTELS & CASINO RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13794	13-3818402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY ASSOCIATES

(Exact name of registrant as specified in its charter)

New Jersey	333-00643	22-3213714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-00643	22-3418939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING II, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43979	22-3550202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING III, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43975	22-3550203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On September 22, 2004, Trump Hotels & Casino Resorts, Inc. (the “Company”) terminated the Second Exclusivity Agreement (the “Exclusivity Agreement”), dated as of August 9, 2004, between the Company and DLJ Merchant Banking Partners III, L.P. (“DLJMB”). The Company and DLJMB had entered into the Second Exclusivity Agreement in connection with a potential restructuring of the debt securities of the Company’s subsidiaries and an equity investment in the Company by DLJMB, as described in the term sheet attached thereto (the “Potential Transaction”). The Company terminated the Second Exclusivity Agreement after DLJMB notified the Company that DLJMB was terminating discussions regarding a Potential Transaction.

The Company had previously deposited a portion of DLJMB’s expenses in an escrow account pursuant to a letter agreement, dated as of August 16, 2004, between the Company and DLJMB, and an escrow agreement, dated as of August 16, 2004, among the Company, DLJMB and U.S. Bank National Association, as escrow agent. The escrowed amounts were released to DLJMB upon provision of notice by DLJMB that it had terminated discussions with the Company in connection with a Potential Transaction.

The Company and certain of its affiliates and DLJMB continue to be parties to the letter agreements, dated February 12, 2004, as amended on August 9, 2004, as disclosed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on February 12, 2004 and August 10, 2004. In addition, certain affiliates of DLJMB have provided investment and commercial banking services to the Company and its affiliates in the past and may do so in the future.

On September 24, 2004, certain holders of Trump Atlantic City Associates’ 11.25% First Mortgage Notes due 2006 (the “TAC Noteholders”) terminated the Restructuring Support Agreement (the “Restructuring Support Agreement”), dated as of August 9, 2004, among the Company and certain of its affiliates, Donald J. Trump and the TAC Noteholders. Such parties had entered into the Restructuring Support Agreement in connection with the Potential Transaction. The termination of the Exclusivity Agreement allowed the TAC Noteholders to terminate their obligations under the Restructuring Support Agreement. The Company is currently in discussions with the TAC Noteholders and other holders of its public indebtedness with respect to a potential restructuring of the debt securities of the Company’s subsidiaries and a recapitalization of the Company.

The descriptions of the transactions and agreements contained in this report are qualified in their entirety by reference to the agreements themselves, which have been previously filed with the Commission as exhibits to the Company’s periodic reports.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On or about September 18, 2004, the Company received notice from the NYSE that the NYSE had applied to the Commission pursuant to Section 12(d) of the Securities and Exchange Act of 1934, as amended, and Rule 12d-2 thereunder, to remove the Company’s common stock from listing on the NYSE effective September 27, 2004. The NYSE’s application was made in response to the Company’s announcement on August 9, 2004 that it intended to implement the Potential Transaction through a voluntary Chapter 11 proceeding, which constitutes a basis for seeking delisting and de-registration of common stock under NYSE rules. The Company does not intend to oppose the NYSE’s application to the Commission.

Item 7.01. Regulation FD.

The information set forth under this Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 hereto is a Press Release, dated September 22, 2004, issued by the Company.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

All statements and other information contained herein or in the attached exhibit relating to any proposed restructuring, or the Company’s or its subsidiaries’ plans, expectations, estimates, beliefs, performance, trends, operations or financial results, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “would,” “could,”

“may” and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained herein or in the attached exhibit and those that may be made in the future by or on behalf of the Company, various factors could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained herein or in the attached exhibit were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies (including those pertaining to any potential restructuring), all of which are difficult or impossible to predict and many of which are beyond the control of the Company.

Important factors that could cause actual events or results of the Company to be materially different from the forward-looking statements include the Company’s ability to reach an agreement with holders of its public indebtedness in connection with any potential restructuring; the negotiation and performance of definitive transaction documents in connection with any potential restructuring; the Company’s ability to obtain the required consents of noteholders and other constituencies to carry out a potential restructuring; the negotiation of the potential arrangements with Donald J. Trump in connection with any potential restructuring; the ability of the Company to continue as a going concern; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company’s ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company’s liquidity or results of operations; the ability to fund and execute its business plan; the ability to attract, retain and compensate key executives and associates; and the ability of the Company to attract and retain customers; licenses and approvals under applicable laws and regulations, including gaming laws and regulations; the Company’s preparation and submission of an application to have its common stock listed on the NYSE or other national securities exchange if the Company is successful in its efforts to consummate a recapitalization, and the Company’s ability to obtain such a listing; adverse outcomes of pending litigation or the possibility of new litigation; changes in the competitive climate in which the Company operates; or a broad downturn in the economy as a whole. Accordingly, there can be no assurance that the forward-looking statements contained herein or in the attached exhibit will be realized or that actual results will not differ significantly from the terms expressed herein or in the exhibit attached hereto.

The forward-looking statements herein or in the attached exhibit reflect the opinion of the Company’s management as of the date hereof. This Company does not intend, however, to update the statements provided herein unless otherwise required to do so. Readers of this report should consider these facts in evaluating the information contained herein. The inclusion of the forward-looking statements contained herein or in the attached exhibit should not be regarded as a representation by the Company or any other person that the forward-looking statements contained herein or in the attached exhibit will be achieved. In light of the foregoing, readers of this report are cautioned not to place undue reliance on the forward-looking statements contained herein.

Additional information concerning the potential risk factors that could affect the Company’s future performance are described from time to time in the Company’s periodic reports filed with the SEC, including, but not limited to, the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC’s website, www.sec.gov, or on the Company’s website, www.trump.com. The Company is separate and distinct from Mr. Trump’s real estate and other holdings.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 22, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP HOTELS & CASINO RESORTS, INC.

/s/ John P. Burke
John P. Burke Executive Vice President and Corporate Treasurer

Dated: September 28, 2004

TRUMP ATLANTIC CITY ASSOCIATES

By:	TRUMP ATLANTIC CITY HOLDING, INC., its Managing General Partner

/s/ John P. Burke
John P. Burke Vice President and Treasurer

Dated: September 28, 2004

TRUMP ATLANTIC CITY FUNDING, INC.

By:

/s/ John P. Burke
John P. Burke Treasurer

Dated: September 28, 2004

TRUMP ATLANTIC CITY FUNDING II, INC.

By:

/s/ John P. Burke
John P. Burke Treasurer

Dated: September 28, 2004

TRUMP ATLANTIC CITY FUNDING III, INC.

By:

/s/ John P. Burke
John P. Burke Treasurer

Dated: September 28, 2004

TRUMP CASINO HOLDINGS, LLC

By:	/s/ John P. Burke
John P. Burke Executive Vice President (Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: September 28, 2004

TRUMP CASINO FUNDING, INC.

By:	/s/ John P. Burke
John P. Burke Executive Vice President (Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: September 28, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 22, 2004